SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:October 21, 1997
(Date of earliest event reported)

Commission File No. 333-35653

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of October 1, 1997, relating to the DiTech Home Loan Owner Trust 1997-1, Home Loan Asset Backed Notes, Series 1997-1)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
--------------------------------------------------------------------------------


          Delaware                                   06-1204982
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)


1285 Avenue of the Americas
New York, New York                                      10019
--------------------------------------------------------------------------------
Address of principal executive offices               (Zip Code)



                                 (212) 713-2000
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
                 (Former name, former address and former fiscal
                      year, if changed since last report)

ITEM 5.    Other Events
           ------------

              Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I,
         Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by PaineWebber Incorporated, which are hereby filed pursuant to such letter.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------                             -----------
   (99)                                 Computational   Materials   prepared  by
                                        PaineWebber  Incorporated  in connection
                                        with   DiTech   Home  Loan  Owner  Trust
                                        1997-1,  Home Loan Asset  Backed  Notes,
                                        Series 1997-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PAINEWEBBER MORTGAGE ACCEPTANCE
                                       CORPORATION IV


October 21, 1997

                                       By:    /s/ Barbara J. Dawson
                                              ----------------------------------
                                                 Barbara J. Dawson
                                                 Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                            Paper (P) or
Exhibit No.     Description                                 Electronic (E)
-----------     -----------                                 --------------

     (99)       Computational Materials                             E
                prepared by PaineWebber Incorporated
                in connection with DiTech
                Home Loan Owner Trust 1997-1, Home
                Loan Asset Backed Notes, Series 1997-1

                            PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                       DITECH HOME LOAN OWNER TRUST 1997-1

                                   DISCLAIMER

--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ('PW') as underwriter for the DiTech Home Loan Owner Trust 1997-1, and not by or as agent for DiTech Funding Corporation or any of its affiliates (collectively, the 'Transferor'). The Transferor has not reviewed or participated in the preparation hereof, and is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.

Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

--------------------------------------------------------------------------------
                                   PaineWebber
--------------------------------------------------------------------------------

                      -----------------------------------
                      DITECH HOME LOAN OWNER TRUST 1997-1
                      -----------------------------------


PRICING INFORMATION

                                                                                                         Ratings:
                   Approx.                      Avg.        Prin.       First      Last     Final        S&P/Fitch
Class              Size(000s)        Price      Life        Window      Prin       Prin     Mat.         Duff
------------------ ----------------- ---------- ----------- ----------- ---------- -------- ------------ ---------------

A-1 Notes:         [$24,636]         100.0       0.80       20          1          20       04/09        AAA/AAA
A-2 Notes:         [$22,945]         100.0       2.50       23          20         42       04/13        AAA/AAA
A-3 Notes:         [$24,897]         100.0       5.00       57          42         98       08/18        AAA/AAA
A-4 Notes:         [$13,622]         100.0      13.10       183         98         280      01/24        AAA/AAA
M-1 Notes:         [$17,700]         100.0      10.73       209         63         271      01/24        AA/AA
M-2 Notes:         [$7,200]          100.0      10.71       195         63         257      01/24        A/A

NOT OFFERED PUBLICLY
B-1 Notes:         [$6,300]          ---        10.64       183         63         245      01/24        BBB/BBB
B-2 Notes:         [$2,700]          ---        10.49       160         63         222      01/24        BB/BB


DESCRIPTION OF SECURITIES

Title of Securities:               DiTech Home Loan Owner Trust 1997-1

Underwriter:                       PaineWebber Incorporated

Depositor:                         PaineWebber  Mortgage  Acceptance Corporation
                                   IV

Transferor/Servicer:               DiTech Funding Corporation

Owner Trustee:                     Bankers Trust (Delaware)

Indenture Trustee:                 The Bank of New York

Offering:                          Public  shelf  offering  - a  prospectus  and
                                   prospectus supplement will be distributed after pricing.

Form of Offering:                  Book-Entry form,  same-day funds  through DTC
                                   for all of the Notes.

Offered Notes:                     The Class A-1 through A-4 Notes (the 'Class A
                                   Notes' or 'Senior  Notes')  and Class M-1 and
                                   Class M-2 Notes (the 'Mezzanine Notes', and together with the Class A Notes and the Class
                                   B Notes (defined below), the 'Notes') are being offered pursuant to the prospectus.

                                   The  Class  B-1  Notes,  The  Class B-2 Notes
                                   (together, the 'Class B Notes') and the Residual Interest Certificates are NOT being offered hereby.


--------------------------------------------------------------------------------
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           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                      -----------------------------------
                      DITECH HOME LOAN OWNER TRUST 1997-1
                      -----------------------------------

DESCRIPTION OF SECURITIES (Continued)

Denominations:                     The   Notes   are    issueable   in   minimum
                                   denominations   of  an  original   amount  of
                                   $25,000 and multiples of $1,000 thereafter.

Underlying                         Collateral:  The Notes  will be  secured,  in
                                   part,    by    debt    consolidation,    home
                                   improvement, and other primarily second lien home equity loans, with combined loan to value ratios generally in excess of 100%.

Pricing Speed:                     2% CPR, increasing to 12% CPR over 12 months

First Distribution Date:           November 17, 1997

Settlement Date:                   On or about October 29, 1997

Cut-off Date:                      The close of business on September 30, 1997

Distribution Date:                 The 15th day of each month  (or,  if any such
                                   date is not a business day, the next business day thereafter) commencing in November 1997.

Payment Terms:                     Monthly

Interest Accrual Period:           With the  exception  of the Class A-1  Notes,
                                   interest  will accrue on the Notes at a fixed
                                   rate  during the month  prior to the month of
                                   the  related  Distribution  Date  based  on a
                                   30/360  year.  With  respect to the Class A-1
                                   Notes,   interest   will   accrue   from  and
                                   including the preceding Payment Date (or from the Closing Date in the case of the first
                                   Payment Date) to and including the day prior to the current Payment Date at the Class A-1
                                   Note  Interest  Rate  on  an  Actual/360  day
                                   basis. The "Class A-1 Note Interest Rate" will be equal to the lesser of (x) with respect to any Payment Date, One-Month LIBOR plus [%] per annum and (y) the weighted average interest rate on the loans of Home
                                   Loan Rate, less 0.7675% per annum (the rate described in this clause (y), the "Available
                                   Funds Cap").

Pre-Funding Account:               On the  Closing  Date,  $30,873,168  will  be
                                   deposited  in an  account  (the  "Pre-Funding
                                   Account"),  which  account  is in the name of
                                   the  Indenture  Trustee  and is  part  of the
                                   Trust and will be used to acquire  Subsequent
                                   Loans.  During  the  Pre-Funding  Period  (as
                                   defined below),  the amount on deposit in the
                                   Pre-Funding   Account   (net  of   investment
                                   earnings  thereon) (the "Pre-Funded  Amount")
                                   will be reduced by the amount thereof used to
                                   purchase  Subsequent Loans in accordance with
                                   the  Sale  and   Servicing   Agreement.   The
                                   "Pre-Funding Period" is the period commencing on the Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding
                                   Account is less than $50,000 and (ii) January
                                   28, 1998.



--------------------------------------------------------------------------------
         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                      -----------------------------------
                      DITECH HOME LOAN OWNER TRUST 1997-1
                      -----------------------------------
                      -----------------------------------

DESCRIPTION OF SECURITIES (Continued)

Credit Enhancement:                Credit   enhancement   with  respect  to  the
                                   Offered  Notes will be provided by (1) Excess
                                   Interest, (2)  Overcollateralization  and (3)
                                   the subordination of the rights of holders of
                                   the Residual Interest Certificate,  the Class
                                   B  Notes  and  the  lower-rated   classes  of
                                   Offered   Notes  to  receive   interest   and
                                   principal, respectively.

Excess Interest:                   The weighted  average  coupon on the loans is
                                   generally  expected to be higher than the sum
                                   of (a) the  servicing  fee, (b) trustee fees,
                                   and (c) the  weighted  average  pass  through
                                   rate on the  Notes,  thus  generating  excess
                                   interest  collections which will be available
                                   to  fund   payments  on  the  Notes  on  each
                                   Distribution Date.

Overcollateralization:             Excess  Interest  is  applied,  to the extent
                                   available,  to make  accelerated  payments of
                                   principal  to  the  Notes  then  entitled  to
                                   receive  distributions  of  principal;   such
                                   application    will   cause   the   aggregate
                                   principal  balance  of the Notes to  amortize
                                   more rapidly than the loans,  thus increasing
                                   the  Overcollateralization  Amount.  Prior to
                                   the Stepdown Date, the  Overcollateralization
                                   Target  Amount  equals  the  greater  of  (a)
                                   [4.00]% of the sum of the original balance of
                                   the  loans  as of the  Cut-off  Date  and the
                                   original  pre-funded  amount  and (b) the Net
                                   Delinquency  Calculation Amount. On and after
                                   the Step Down Date, the Overcollateralization
                                   Target  Amount  equals  the  greater  of  (a)
                                   [8.00]% of the current  principal  balance of
                                   the  loans   and  (b)  the  Net   Delinquency
                                   Calculation  Amount,  subject  to a floor  of
                                   [0.50]% of the sum of the original balance of
                                   the  loans  as of the  Cut-off  Date  and the
                                   original      pre-funded      amount     (the
                                   'Overcollateralization Floor').

Subordination:                     The  rights of the Class M-1 Notes to receive
                                   payments  of  interest  on each  Distribution
                                   Date  will be  subordinate  to  those  of the
                                   Senior  Notes,  the  rights  of the Class M-2
                                   Notes to receive payments of interest on each
                                   Distribution  Date  will  be  subordinate  to
                                   those of the  Senior  Notes and the Class M-1
                                   Notes,  the  rights of the Class B-1 Notes to
                                   receive   payments   of   interest   on  each
                                   Distribution  Date  will  be  subordinate  to
                                   those  of  the  Senior  Notes  and  Mezzanine
                                   Notes,  the  rights of the Class B-2 Notes to
                                   receive  distributions  of  interest  on each
                                   Distribution  Date  will  be  subordinate  to
                                   those of the Class A Notes,  Mezzanine  Notes
                                   and Class B-1  Notes,  and the  rights of the
                                   Residual  Interest   Certificate  to  receive
                                   payments on each Distribution Date will be subordinate to those of the Notes.

--------------------------------------------------------------------------------
         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                      -----------------------------------
                      DITECH HOME LOAN OWNER TRUST 1997-1
                      -----------------------------------


DESCRIPTION OF SECURITIES (Continued)

                                   The rights of the Class M-1 Notes to receive payments of principal on each Payment Date will be subordinate to those of the Senior Notes, the rights of the Class M-2 Notes to receive payments of principal on each Distribution Date will be subordinate to those of the Senior Notes and the Class M-1 Notes, the rights of the Class B-1 Notes to receive payments of principal on each Distribution Date will be subordinate to those of the Senior Notes and Mezzanine Notes, the rights of the Class B-2 Notes to receive distributions of principal on each Distribution Date will be subordinate to those of the Class A Notes, Mezzanine Notes and Class B-1 Notes, and the rights of the Residual Interest Certificate to receive payments on each Distribution Date will be subordinate to those of the Notes.

Stepdown Date:                     The    Stepdown    Date   means   the   first
                                   Distribution Date occurring after the October
                                   2000 payment  date as to which:  (1) the Pool
                                   Principal  Balance has been reduced to 50% of
                                   the  sum  of  the  Original  Pool   Principal
                                   Balance and the Original  Pre-Funded  Amount;
                                   (2) the Net Delinquency Calculation Amount is
                                   less than  [4.0]% of the sum of the  Original
                                   Pool Principal  Balance and the Original Pre-
                                   Funded  Amount;  and (3) the aggregate  Class
                                   Principal Balance of the Senior Notes will be
                                   able to be  reduced  to the excess of (i) the
                                   Pool  Principal  Balance as of the  preceding
                                   Determination  Date over (ii) the  greater of
                                   (a)  the  sum of  (1)  [56.5%]  of  the  Pool
                                   Principal   Balance   as  of  the   preceding
                                   Determination     Date     and     (2)    the
                                   Overcollateralization  Target Amount for such
                                   Distribution Date and (b) [0.50%] of the sum of the Original Pool Principal Balance and the Original Pre-Funded Amount.

Net Delinquency
Calculation Amount:                With respect to any  Distribution  Date,  the
                                   excess, if any, of (x) the product of [1.5] and the Six Month Rolling Delinquency Average over (y) the aggregate amounts of Excess
                                   Spread for the three  preceding  Distribution
                                   Dates. The Net Delinquency Calculation Amount may be removed after the Closing Date if the Rating Agencies no longer require it. After such event the Net Delinquency Calculation
                                   Amount will be deemed to be zero for all future calculations.


--------------------------------------------------------------------------------
         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                      -----------------------------------
                      DITECH HOME LOAN OWNER TRUST 1997-1
                      -----------------------------------


DESCRIPTION OF SECURITIES (Continued)
                      -----------------------------------

        Summary of Subordination & Overcollateralization Target Amounts:

                              Initial          Before                   After                After
                              Expected         Step Down                Step Down            Step Down
                              Subord.(a)       O/C Amount (b)           Subord. (c)          O/C Amount (d)
----------------------------- ---------------- ------------------------ -------------------- -------------------------
Class A Notes                      28.25%              4.00%                 56.50%                  8.00%
Class M-1 Notes                    13.50%              4.00%                 27.00%                  8.00%
Class M-2 Notes                     7.50%              4.00%                 15.00%                  8.00%
Class B-1 Notes                     2.25%              4.00%                  4.50%                  8.00%
----------------------------- ---------------- ------------------------ -------------------- -------------------------

(a) The initial amount of subordination for each class as of the Closing Date.
(b) The Overcollateralization Target Amount prior to the Step Down Date.
(c) The expected subordination for each class on the Step Down Date.
(d) The Overcollateralization Target Amount on and after the Step Down Date as a percentage of the current collateral balance, but at no time less than the Overcollateralization Floor.


Payment and Distribution

Priorities:                        (1)  interest  to the  holders  of the Senior
                                   Notes;  (2)  interest  to the  holders of the
                                   Class M-1 Notes;  (3) interest to the holders
                                   of the Class M-2 Notes;  (4)  interest to the
                                   holders of the Class B-1 Notes;  (5) interest
                                   to the  holders of the Class B-2  Notes;  (6)
                                   sequentially  to the Class  A-1,  Class  A-2,
                                   lass A-3 and  Class A-4 in that  order  until
                                   the  respective   Class  Principal   Balances
                                   hereof  are  reduced  to  zero,   the  amount
                                   necessary  to  reduce  the  aggregate  of the
                                   Senior Notes to the Senior Optimal  Principal
                                   Balance;  provided,  however,  that  on  each
                                   Distribution  Date  occurring on or after any
                                   reduction of the Mezzanine  Notes and Class B
                                   Notes  to  zero  due  to  the  allocation  of
                                   Allocable loss Amount, distributions shall be
                                   made  among the  remaining  Senior  Notes pro
                                   rata and not  sequentially;  (7) to the Class
                                   M-1 Notes the amount  necessary to reduce the
                                   Class  M-1  Notes to the  Class  M-1  Optimal
                                   Principal Balance; (8) to the Class M-2 Notes
                                   the amount  necessary to reduce the Class M-2
                                   Notes  to the  Class  M-2  Optimal  Principal
                                   Balance;(9) to the Class B-1 Notes the amount
                                   necessary  to  reduce  the Class B-1 Notes to
                                   the Class B-1 Optimal Principal Balance; (10)
                                   to the Class B-2 Notes the  amount  necessary
                                   to  reduce  the  Class B-2 Notes to the Class
                                   B-2 Optimal  Principal  Balance;  (11) to the
                                   Class M-1 Notes,  Class M-2 Notes,  Class B-1
                                   Notes  and Class B-2  Notes,  in that  order,
                                   until  their  respective  Loss  Reimbursement
                                   Deficiencies, if any, have been paid in full,
                                   and;  (12)  any  remaining   amounts  to  the
                                   holders    of    the    Residual     Interest
                                   Certificates.



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PaineWebber

                      -----------------------------------
                      DITECH HOME LOAN OWNER TRUST 1997-1
                      -----------------------------------


DESCRIPTION OF SECURITIES (Continued)

Application of Applicable

Loss Amounts:                      Realized  losses  will be  absorbed  first by
                                   Excess  Interest  and  the  reduction  of the
                                   Overcollateralization  Amount.  Following the
                                   reduction of any , any Allocable Loss Amounts
                                   will be  applied  in  reduction  of the Class
                                   Principal  Balances  of the Class B-2  Notes,
                                   the Class B-1 Notes,  the Class M-2 Notes and
                                   the Class M-1  Notes,  in that  order,  until
                                   their  respective  Class  Principal  Balances
                                   have been  reduced to zero.  The Senior Notes
                                   will not be reduced  for any  Allocable  Loss
                                   Amounts. The reduction of the Class Principal
                                   Balance  of any  applicable  class of Offered
                                   Notes  by the  application  of any  Allocable
                                   Loss   Amounts   entitles   such   class   to
                                   reimbursement  in an amount equal to its Loss
                                   Reimbursement Deficiency in accordance with the payment priorities specified herein until the earlier of (x) the payment in full of such amount and (y) the Final Scheduled
                                   Distribution Date.

Optional Termination:              The  holders  of  an   aggregate   percentage
                                   interest    in    the    Residual    Interest
                                   Certificates  in excess of 50% may,  at their
                                   option,  effect an early  termination  of the
                                   Trust on or after  any  Distribution  Date on
                                   which the Pool Principal  Balance declines to
                                   10% or less of the sum of the  Original  Pool
                                   Principal Balance and the Original Pre-Funded
                                   Amount,  by purchasing  all of the Loans at a
                                   price   equal   to  or   greater   than   the
                                   Termination Price.

Servicing/Other Fees:              The  collateral  is subject to certain  fees,
                                   including servicing fee of 0.75% per annum payable monthly, and trustee fees.

Advancing by Servicer:             There is no required  advancing of delinquent
                                   principal or interest by the servicer or trustees.

Tax Considerations:                The trust will be an Owner  Trust.  The Notes
                                   will be characterized as debt for federal income tax purposes.

ERISA Considerations: In general, the Offered Notes will be ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such certificates.

SMMEA Eligibility:                 NONE of the Notes will be SMMEA-eligible.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PaineWebber

                      -----------------------------------
                      DITECH HOME LOAN OWNER TRUST 1997-1
                      -----------------------------------


DESCRIPTION OF SECURITIES (Continued)

Prospectus:                        The Offered Notes are being offered  pursuant
                                   to a Prospectus  which  includes a Prospectus
                                   Supplement   (together,   the  'Prospectus').
                                   Complete information with respect to the Offered Notes and the collateral is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                   Notes may not be consummated unless the purchaser has received the Prospectus.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PaineWebber

                      -----------------------------------
                      DITECH HOME LOAN OWNER TRUST 1997-1
                      -----------------------------------


DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE

Number of Loans                                                     2,132
Current Balance                                                     $89,126,832
Average Balance                                                     $41,804
Minimum Balance                                                     $13,414
Maximum Balance                                                     $149,933
Wtd. Average Coupon                                                 13.355%
Wtd. Average Original Term                                          265
Wtd. Average Remaining Term                                         263
Wtd. Average Seasoning                                              2
Wtd. Average Combined Loan-To-Value                                 110.1%
Wtd. Average DTI Ratio                                              40.1%
Wtd. Average Credit Score                                           689
Percentage of Loans with Prepayment Penalties                       65.8%


The sums and percentages in the following tables may not equal the totals shown due to rounding.


Aggregate Field
Original Balance                 Description       Count           Balance           Pool%

                       $10,000.01 -  $20,000         167              2,909,489        3.3
                       $20,000.01 -  $30,000         549             14,620,525       16.4
                       $30,000.01 -  $40,000         544             19,315,175       21.7
                       $40,000.01 -  $50,000         400             18,666,287       20.9
                       $50,000.01 -  $60,000         164              9,229,771       10.4
                       $60,000.01 -  $70,000         114              7,446,972        8.4
                       $70,000.01 -  $80,000         107              8,013,935        9.0
                       $80,000.01 -  $90,000          18              1,579,693        1.8
                       $90,000.01 - $100,000          53              5,271,715        5.9
                      $100,000.01 - $110,000           3                325,661        0.4
                      $110,000.01 - $120,000           2                239,837        0.3
                      $120,000.01 - $130,000           5                621,758        0.7
                      $130,000.01 - $140,000           1                136,400        0.2
                      $140,000.01 - $150,000           5                749,609        0.8
                                                   -----             ----------      -----
                                       TOTAL       2,132             89,126,832      100.0


--------------------------------------------------------------------------------
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

                      -----------------------------------
                      DITECH HOME LOAN OWNER TRUST 1997-1
                      -----------------------------------


DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF
THE CUT-OFF DATE (Continued)
Aggregate Field
Current Balance                                      Description       Count             Balance         Pool%

                                            $10,000.01 -  $20,000        167              2,909,489        3.3
                                            $20,000.01 -  $30,000        549             14,595,547       16.4
                                            $30,000.01 -  $40,000        543             19,290,175       21.6
                                            $40,000.01 -  $50,000        401             18,716,264       21.0
                                            $50,000.01 -  $60,000        165              9,281,177       10.4
                                            $60,000.01 -  $70,000        114              7,446,972        8.4
                                            $70,000.01 -  $80,000        106              7,962,528        8.9
                                            $80,000.01 -  $90,000         18              1,579,693        1.8
                                            $90,000.01 - $100,000         53              5,271,715        5.9
                                           $100,000.01 - $110,000          3                325,661        0.4
                                           $110,000.01 - $120,000          2                239,837        0.3
                                           $120,000.01 - $130,000          5                621,758        0.7
                                           $130,000.01 - $140,000          1                136,400        0.2
                                           $140,000.01 - $150,000          5                749,609        0.8
                                                                       -----             ----------      -----
                                                           TOTAL       2,132             89,126,832      100.0

Aggregate Field
Original Term                                        Description       Count             Balance         Pool%
                                                        91 - 120           7                311,773        0.4
                                                       151 - 180         554             21,196,944       23.8
                                                       211 - 240         229              8,693,394        9.8
                                                       271 - 300       1,342             58,924,721       66.1
                                                                       -----             ----------      -----
                                                           TOTAL       2,132             89,126,832      100.0

Aggregate Field
Season                     Description       Count       Balance          Pool%
                           Less than one       233       10,134,900        11.4
                                 1 - 3       1,573       66,753,027        74.9
                                 4 - 6         326       12,238,903        13.7
                                             -----       ----------       -----
                                 TOTAL       2,132       89,126,832       100.0

Aggregate Field
Lien Type                  Description       Count       Balance         Pool%
                            First Lien          11          494,183        0.6
                           Second Lien       2,121       88,632,648       99.5
                                             -----       ----------      -----
                                 TOTAL       2,132       89,126,832      100.0

Aggregate Field
Remain Term                Description       Count       Balance         Pool%
                              91 - 120           7          311,773        0.4
                             151 - 180         554       21,196,944       23.8
                             211 - 240         229        8,693,394        9.8
                             271 - 300       1,342       58,924,721       66.1
                                             -----       ----------      -----
                                 TOTAL       2,132       89,126,832      100.0


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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

                      -----------------------------------
                      DITECH HOME LOAN OWNER TRUST 1997-1
                      -----------------------------------

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF
THE CUT-OFF DATE (Continued)

Aggregate Field
Property Type                                          Description     Count             Balance         Pool%
                                                           CONDO          99              3,491,246        3.9
                                                       NON-CONDO       2,033             85,635,585       96.1
                                                                       -----             ----------      -----
                                                           TOTAL       2,132             89,126,832      100.0

Aggregate Field
Current Rate                                         Description       Count             Balance         Pool%
                                                9.001% -  9.500%          43              1,720,517        1.9
                                                9.501% - 10.000%          52              2,404,536        2.7
                                               10.001% - 10.500%          61              3,137,652        3.5
                                               10.501% - 11.000%          30              1,652,920        1.9
                                               11.001% - 11.500%          94              4,187,162        4.7
                                               11.501% - 12.000%         106              4,830,837        5.4
                                               12.001% - 12.500%         154              6,896,712        7.7
                                               12.501% - 13.000%         315             14,488,307       16.3
                                               13.001% - 13.500%         253             11,210,870       12.6
                                               13.501% - 14.000%         242             10,631,603       11.9
                                               14.001% - 14.500%         267             10,504,417       11.8
                                               14.501% - 15.000%         295             10,569,395       11.9
                                               15.001% - 15.500%         110              3,532,201        4.0
                                               15.501% - 16.000%          73              2,274,207        2.6
                                               16.001% - 16.500%          18                527,534        0.6
                                               16.501% - 17.000%          17                493,181        0.6
                                               17.001% - 17.500%           1                 34,771        0.0
                                               17.501% - 18.000%           1                 30,000        0.0
                                                                       -----             ----------      -----
                                                           TOTAL       2,132             89,126,832      100.0

Aggregate Field
Original LTV Accrual                                   Description      Count            Balance        Pool%
                                                      20+% to  25%         1                 16,992       0.0
                                                      25+% to  30%         1                 23,700       0.0
                                                      45+% to  50%         2                 42,430       0.1
                                                      55+% to  60%         5                185,808       0.2
                                                      70+% to  75%        10                491,932       0.6
                                                      75+% to  80%        12                521,535       0.6
                                                      80+% to  85%        23                916,824       1.0
                                                      85+% to  90%       116              4,466,368       5.0
                                                      90+% to  95%       113              4,547,343       5.1
                                                      95+% to 100%       207              8,316,510       9.3
                                                     100+% to 105%       223              8,862,445       9.9
                                                     105+% to 110%       259             10,408,051      11.7
                                                     110+% to 115%       332             14,286,499      16.0
                                                     115+% to 120%       321             13,205,973      14.8
                                                     120+% to 125%       494             22,335,350      25.1
                                                     125+% to 130%        10                380,127       0.4
                                                     130+% to 135%         3                118,939       0.1
                                                                       -----             ----------     -----
                                                           TOTAL       2,132             89,126,832     100.0


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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

                      -----------------------------------
                      DITECH HOME LOAN OWNER TRUST 1997-1
                      -----------------------------------


DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF
THE CUT-OFF DATE (Continued)

Aggregate Field
State                                                Description       Count             Balance          Pool%
                                                              AK          14                666,391         0.8
                                                              AL          63              2,246,606         2.5
                                                              AR           3                142,959         0.2
                                                              AZ          32              1,437,891         1.6
                                                              CA       1,003             44,574,835        50.0
                                                              CO          18                681,408         0.8
                                                              CT          23                887,729         1.0
                                                              DC           1                 29,924         0.0
                                                              DE           5                192,034         0.2
                                                              FL          98              4,258,539         4.8
                                                              GA          53              2,086,452         2.3
                                                              HI           8                389,291         0.4
                                                              IA          17                658,240         0.7
                                                              ID           4                128,936         0.1
                                                              IL          56              1,982,024         2.2
                                                              IN          38              1,442,760         1.6
                                                              KS          21                754,656         0.9
                                                              KY          22                823,839         0.9
                                                              LA          36              1,580,490         1.8
                                                              MA          31              1,196,375         1.3
                                                              MD          42              1,769,032         2.0
                                                              ME          21                984,735         1.1
                                                              MI          41              1,598,602         1.8
                                                              MN          17                679,634         0.8
                                                              MO          32              1,083,586         1.2
                                                              MS          15                521,329         0.6
                                                              MT          10                402,614         0.5
                                                              NC          45              1,837,119         2.1
                                                              ND           4                121,953         0.1
                                                              NE           7                227,627         0.3
                                                              NH          12                395,936         0.4
                                                              NM          13                546,378         0.6
                                                              NV          25              1,035,873         1.2
                                                              OH           1                 39,972         0.0
                                                              OK          28              1,152,142         1.3
                                                              OR          10                356,032         0.4
                                                              PA          68              2,512,362         2.8
                                                              RI           6                157,710         0.2
                                                              SC          12                367,524         0.4
                                                              SD           3                117,844         0.1
                                                              TN          33              1,139,003         1.3
                                                              UT          22                779,584         0.9
                                                              VA          47              2,155,146         2.4
                                                              VT           8                321,293         0.4
                                                              WA          29              1,127,199         1.3
                                                              WI          23                982,496         1.1
                                                              WV           7                332,079         0.4
                                                              WY           5                220,628         0.3
                                                                        ----              ---------       -----
                                                           TOTAL       2,132             89,126,832       100.0

--------------------------------------------------------------------------------
         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
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--------------------------------------------------------------------------------
                                  PaineWebber

                      -----------------------------------
                      DITECH HOME LOAN OWNER TRUST 1997-1
                      -----------------------------------


DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF
THE CUT-OFF DATE (Continued)

Aggregate Field                                      Description       Count             Balance          Pool%
Debt to Income Ratio                              20.00 and less          16                634,328         0.7
                                                  20.01 to 25.00          59              2,155,741         2.4
                                                  25.01 to 30.00         165              6,633,375         7.4
                                                  30.01 to 35.00         305             11,797,875        13.2
                                                  35.01 to 40.00         426             17,571,258        19.7
                                                  40.01 to 45.00         637             25,726,325        28.9
                                                  45.01 to 50.00         511             23,977,961        26.9
                                                 Greater than 50          13                629,966         0.7
                                                           -----       -----             ----------       -----
                                                           TOTAL       2,132             89,126,832       100.0

Aggregate Field
Credit Risk - Range                                   Description       Count            Balance          Pool%
                                                      600 to 619           8                240,499         0.3
                                                      620 to 639         198              5,634,877         6.3
                                                      640 to 659         378             13,025,608        14.6
                                                      660 to 679         382             15,172,133        17.0
                                                      680 to 699         483             22,858,653        25.7
                                                      700 to 719         316             14,849,438        16.7
                                                      720 to 739         199              9,630,493        10.8
                                                      740 to 759         114              5,290,394         5.9
                                                      760 to 779          38              1,763,225         2.0
                                                      780 to 799          15                636,527         0.7
                                                      800 to 819           1                 24,980         0.0
                                                           -----        ----             ----------       -----
                                                           TOTAL       2,132             89,126,832       100.0


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PaineWebber

                      -----------------------------------
                      DITECH HOME LOAN OWNER TRUST 1997-1
                      -----------------------------------


BOND SENSITIVITY TO PREPAYMENT ASSUMPTIONS

                           % of Prepayment Assumption

CLASS A-1                              0%            50%            75%           100%           125%           150%
--------------------------- -------------- -------------- -------------- -------------- -------------- --------------
AVG LIFE                            4.548          1.258          0.966          0.804          0.701          0.629
FIRST PAY                           11/97          11/97          11/97          11/97          11/97          11/97
LAST PAY                             2/07           7/00          11/99           6/99           3/99           1/99
WINDOW (MONTHS)                       112             33             25             20             17             15

                           % of Prepayment Assumption

CLASS A-2                              0%            50%            75%           100%           125%           150%
--------------------------- -------------- -------------- -------------- -------------- -------------- --------------
AVG LIFE                           11.732          4.350          3.170          2.500          2.073          1.778
YIELD @ 100.000                     6.669%         6.631%         6.609%         6.586%         6.565%         6.543%
DURATION                            7.888          3.641          2.758          2.225          1.871          1.621
FIRST PAY                            2/07           7/00          11/99           6/99           3/99           1/99
LAST PAY                             8/11          11/03           3/02           4/01           9/00           4/00
WINDOW (MONTHS)                        55             41             29             23             19             16

                           % of Prepayment Assumption

CLASS A-3                              0%            50%            75%           100%           125%           150%
--------------------------- -------------- -------------- -------------- -------------- -------------- --------------
AVG LIFE                           16.135          8.456          6.338          5.000          4.108          3.479
YIELD @ 100.000                    6.859%         6.844%         6.833%         6.822%         6.810%         6.798%
DURATION                            9.469          6.171          4.940          4.070          3.446          2.981
FIRST PAY                            8/11          11/03           3/02           4/01           9/00           4/00
LAST PAY                             8/17           8/10          12/07          12/05           7/04           7/03
WINDOW (MONTHS)                        73             82             70             57             47             40

                           % of Prepayment Assumption

CLASS A-4                              0%            50%            75%           100%           125%           150%
--------------------------- -------------- -------------- -------------- -------------- -------------- --------------
AVG LIFE                           22.238         17.786         15.308         13.105         11.259          9.752
YIELD @ 100.000                     7.398%         7.400%         7.403%         7.407%         7.409%         7.409%
DURATION                           10.619          9.526          8.755          7.964          7.220          6.549
FIRST PAY                            8/17           8/10          12/07          12/05           7/04           7/03
LAST PAY                             8/22           5/22          12/21           2/21          10/19           4/18
WINDOW (MONTHS)                        61            142            169            183            184            178

                           % of Prepayment Assumption

CLASS M-1                              0%            50%            75%           100%           125%           150%
--------------------------- -------------- -------------- -------------- -------------- -------------- --------------
AVG LIFE                           20.836         15.262         12.765         10.735          9.131          7.862
YIELD @ 100.000                     7.374%         7.369%         7.365%         7.361%         7.356%         7.350%
DURATION                           10.327          8.694          7.759          6.906          6.166          5.534
FIRST PAY                            7/14           9/06           6/04           1/03           2/02           6/01
LAST PAY                             7/22           2/22           7/21           5/20          12/18           4/17
WINDOW (MONTHS)                        97            186            206            209            203            191


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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

                      -----------------------------------
                      DITECH HOME LOAN OWNER TRUST 1997-1
                      -----------------------------------

BOND SENSITIVITY TO PREPAYMENT ASSUMPTIONS (Continued)

                           % of Prepayment Assumption

CLASS M-2                                  0%            50%            75%           100%           125%           150%
------------------------------- -------------- -------------- -------------- -------------- -------------- --------------
AVG LIFE                               20.833         15.248         12.738         10.705          9.093          7.818
YIELD @ 100.000                         7.518%         7.512%         7.508%         7.504%         7.499%         7.493%
DURATION                               10.208          8.610          7.689          6.848          6.116          5.489
FIRST PAY                                7/14           9/06           6/04           1/03           2/02           6/01
LAST PAY                                 6/22           9/21           9/20           3/19           6/17           7/15
WINDOW (MONTHS)                            96            181            196            195            185            170



                           % of Prepayment Assumption

CLASS A-4(10% Call)                        0%            50%            75%           100%           125%           150%
------------------------------- -------------- -------------- -------------- -------------- -------------- --------------
AVG LIFE                               21.972         17.077         14.340         11.961         10.135          8.687
YIELD @ 100.000                        7.395%         7.392%         7.389%         7.385%         7.381%         7.376%
DURATION                               10.572          9.374          8.516          7.634          6.848          6.151
FIRST PAY                                8/17           8/10          12/07          12/05           7/04           7/03
LAST PAY                                 1/21           6/17          11/14           3/12           3/10           7/08
WINDOW (MONTHS)                            42             83             84             76             69             61

                           % of Prepayment Assumption

CLASS M-1(10% Call)                        0%            50%            75%           100%           125%           150%
------------------------------- -------------- -------------- -------------- -------------- -------------- --------------
AVG LIFE                               20.668         14.813         12.156         10.020          8.430          7.203
YIELD @ 100.000                        7.374%         7.369%         7.364%         7.359%         7.354%         7.348%
DURATION                               10.298          8.600          7.612          6.702          5.936          5.288
FIRST PAY                                7/14           9/06           6/04           1/03           2/02           6/01
LAST PAY                                 1/21           6/17          11/14           3/12           3/10           7/08
WINDOW (MONTHS)                            79            130            126            111             98             86

                           % of Prepayment Assumption

CLASS M-2(10% Call)                        0%            50%            75%           100%           125%           150%
------------------------------- -------------- -------------- -------------- -------------- -------------- --------------
AVG LIFE                               20.668         14.813         12.156         10.020          8.430          7.203
YIELD @ 100.000                        7.518%         7.512%         7.508%         7.503%         7.497%         7.491%
DURATION                               10.180          8.521          7.550          6.655          5.900          5.259
FIRST PAY                                7/14           9/06           6/04           1/03           2/02           6/01
LAST PAY                                 1/21           6/17          11/14           3/12           3/10           7/08
WINDOW (MONTHS)                            79            130            126            111             98             86


--------------------------------------------------------------------------------
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